UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08191

Name of Fund:	Bullfinch Fund, Inc.

Fund Address:	3909 Rush Mendon Road
Mendon, New York 14506

Name and address of agent for service:	Christopher Carosa, President,
Bullfinch Fund, Inc., 3909 Rush Mendon Road,
Mendon, New York 14506
Mailing address: 3909 Rush Mendon Road
Mendon, New York 14506

Registrant’s telephone number, including area code: (585) 624-3650

Date of fiscal year end: 10/31/26

Date of reporting period: 11/01/25 - 4/30/26

Item 1. Reports to Stockholders.

Bullfinch Fund Unrestricted Series	Semi-Annual Shareholder Report
BUNRX	April 30, 2026

This semi-annual shareholder report contains important information about the Bullfinch Fund Unrestricted Series - BUNRX for the period November 1, 2025, to April 30, 2026, as well as certain changes to the Fund.

You can obtain additional information, including the April 2026 Semi-Annual Report, by contacting us at 1-888-285-5346 or visiting our website at https://www.bullfinchfund.com/.

What were the Fund costs for the six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Unrestricted Series	$36.07	0.65%

* Expenses are equal to each Series’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management’s Discussion of Fund Performance

Dear Shareholders,

Our Bullfinch Fund Unrestricted Series (BUNRX) had a positve return of 23.78% in the first 6 months ending April 30, 2026. While past performance does not guarantee future results, I am pleased to note that this Series outperformed its comparative index (the Value Line Geometric Index), which was up 5.85% during the same period. This has been one of our best periods of growth and reflects the investments we made in the chip sector when it remained vastly undervalued prior to the emergence of AI-driven demand.

Rest assured, my wife and I have been owners since inception and willfully continue to purchase shares. Together, we currently own 5.14% of BUNRX.

During the last six months, I made the following changes to our portfolio:

Sold: SanDisk Corp. and Western Digital Corp.

Bought: none.

These changes capitalized on accelerated growth in the chip sector overall and these two stocks in particular. We did not sell our entire position in these stock, but instead cut back on the position size to secure gains and protect against downside risk. To view the additional portfolio information, please visit our website to read our Semi-Annual Report dated April 30, 2026.

It remains my honor to work for you and to invest alongside you.

Sincerely,

Christopher Carosa

Key Fund Statistics
Net Assets:	$17,848,524
Number of Portfolio Holdings:	31
Portfolio Turnover:	0.00%

Asset Allocation
Aerospace	$485,628	2.72%
Building & Related	316,498	1.77
Commercial Services	439,992	2.46
Computers – Hardware	1,311,750	7.34
Computers – Networking	979,050	5.48
Computers – Software	888,297	4.97
Consumer Nondurables	78,429	0.44
Electrical Equipment	656,960	3.68
Electronics Components	705,461	3.95
Foods & Beverages	506,869	2.84
Industrial Services	280,991	1.57
Insurance	505,680	2.83
Leisure & Recreational	439,979	2.46
Machinery	714,308	4.00
Media	272,317	1.52
Medical Products & Supplies	1,129,353	6.32
Oil & Related	633,337	3.55
Real Estate & Related	230,828	1.29
Restaurants/Food Service	358,608	2.01
Retail- General	461,204	2.58
Retail – Specialty	371,971	2.08
Semiconductors	761,864	4.27
Steel	471,250	2.64
Telecommunications	177,711	1.00
Tobacco Products	399,171	2.24
Utilities – Natural Resources	342,935	1.92
Schwab US Treasury Money Ultra	1,677,385	9.39
Schwab Bank	2,265,923	12.68
Total Assets	$17,863,749	100.00%

How has the Fund changed?

There have been no changes or planned changes to the Fund since November 1, 2025. For more complete information, you may review the Fund’s prospectus at www.bullfinchfund.com or upon request by calling (888) 285-5346.

Changes in and Disagreements with Accountants

There have been no changes in or disagreements with accountants.

Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, financial reports, and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would prefer that your Bullfinch Fund documents not be householded, please contact Bullfinch Fund at 1-888-285-5346. Your instructions will typically be effective within 30 days of receipt by Bullfinch Fund.

Availability of Additional Information about the Fund

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy information, visit https://www.bullfinchfund.com/ or contact us at 1-888-285-5346.

For a more thorough understanding of our investment process, including a fuller description of our investment criteria and how we apply these criteria to our particular companies, we encourage you to read our shareholder letters contained within previous Annual and Semi-Reports, available at https://www.bullfinchfund.com/

Bullfinch Fund Greater Western New York Series	Semi-Annual Shareholder Report
BWNYX	April 30, 2026

This semi-annual shareholder report contains important information about the Bullfinch Fund Greater Western New York Series - BWNYX for the period November 1, 2024, to April 30, 2025, as well as certain changes to the Fund.

You can obtain additional information, including the April 2025 Semi-Annual Report, by contacting us at 1-888-285-5346 or visiting our website at https://www.bullfinchfund.com/.

What were the Fund costs for the six months?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Greater Western New York Series	$35.76	0.67%

* Expenses are equal to each Series’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management’s Discussion of Fund Performance

Dear Shareholders,

Our Bullfinch Fund Greater Western New Series (BWNYX) had a positive return of 15.24% in the first 6 months ending April 30, 2026. While past performance does not guarantee future results, I am pleased to note that this Series outperformed its comparative index (the Value Line Geometric Index), which declined 5.85% during the same period.

Given the nature of the Series, which by prospectus is required to invest at least 80% of the assets in firms with a significant economic interest in the 17 westernmost counties in the State of New York, we can’t expect to see much turnover in the portfolio. In addition, this limits the candidate list and gives the portfolio more of a small-cap bias as well as a slightly less value imprint.

As with the Unrestricted Series, my wife and I have been owners since inception and willfully continue to purchase shares. Together, we currently own 22.51% of BWNYX.

To view the additional portfolio information, please visit our website to read our Semi-Annual Report dated April 30, 2026.

It remains my honor to work for you and to invest alongside you.

Sincerely,

Christopher Carosa

Key Fund Statistics
Net Assets:	$3,880,224
Number of Portfolio Holdings:	34
Portfolio Turnover:	0.00%

Asset Allocation
Aerospace	$468,106	12.05%
Airlines	39,816	1.03
Automotive	122,920	3.16
Banking & Finance	346,389	8.92
Broadcasting	120,513	3.10
Commercial Services	90,314	2.32
Computers – Software	48,417	1.25
Consumer Nondurables	12,937	0.33
Electrical Equipment	276,088	7.11
Electronics Components	298,458	7.68
Environmental Services	291,412	7.50
Foods & Beverages	125,264	3.22
Instruments	48,674	1.25
Machinery	91,927	2.37
Medical Products & Supplies	290,939	7.49
Metal Fabrication & Hardware	133,280	3.43
Office Equipment	74,362	1.91
Real Estate & Related	115,381	2.97
Restaurants/Food Service	82,181	2.12
Retail – Specialty	49,974	1.29
Steel	78,060	2.01
Telecommunications	33,621	0.87
Utilities – Natural Resources	200,515	5.16
Warrants	3,047	.08
Money Market Fund	390,406	10.05
Cash	51,605	1.33
Total Assets	$3,884,606	100.00%

How has the Fund changed?

There have been no changes or planned changes to the Fund since November 1, 2025. For more complete information, you may review the Fund’s prospectus at www.bullfinchfund.com or upon request by calling (888) 285-5346.

Changes in and Disagreements with Accountants

There have been no changes in or disagreements with accountants.

Notice Regarding Delivery of Shareholder Documents

In order to reduce expenses, we will deliver a single copy of prospectuses, financial reports, and other communications to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would prefer that your Bullfinch Fund documents not be householded, please contact Bullfinch Fund at 1-888-285-5346. Your instructions will typically be effective within 30 days of receipt by Bullfinch Fund.

Availability of Additional Information about the Fund

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://www.bullfinchfund.com/ or contact us at 1-888-285-5346.

For a more thorough understanding of our investment process, including a fuller description of our investment criteria and how we apply these criteria to our particular companies, we encourage you to read our shareholder letters contained within previous Annual and Semi-Reports, available at https://www.bullfinchfund.com/

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule included in Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

BULLFINCH FUND, INC.

3909 Rush Mendon Road

Mendon, New York 14506

(585) 624-3150

1-888-BULLFINCH

(1-888-285-5346)

Semi Annual Report

April 30, 2026

Unaudited

Bullfinch Fund, Inc.

Table of Contents

Management’s Discussion of Fund Performance (Unaudited)	3

Performance Summary (Unaudited)	4

Unrestricted Series (A Series within Bullfinch Fund, Inc.):

Statement of Assets and Liabilities April 30, 2026 (Unaudited)	6

Schedule of Investments in Securities April 30, 2026 (Unaudited)	7-8

Statement of Operations for the Six Months ended April 30, 2026 (Unaudited)	10

Statements of Changes in Net Assets for the Six Months Ended April 30, 2026 (Unaudited) and the Year Ended October 31, 2025	11

Financial Highlights (Per Share Data for a Share Outstanding) for the Six Months Ended April 30, 2026 (Unaudited) and the Years Ended October 31, 2025, 2024, 2023 and 2022	12

Financial Highlights (Ratios and Supplemental Data) for the Six Months Ended April 30, 2026 (Unaudited) and the Years Ended October 31, 2025, 2024, 2023 and 2022	13

Notes to Financial Statements April 30, 2026 (Unaudited)	14-15

Greater Western New York Series (A Series within Bullfinch Fund, Inc.):

Statement of Assets and Liabilities April 30, 2026 (Unaudited)	17

Schedule of Investments in Securities April 30, 2026 (Unaudited)	18-19

Statement of Operations for the Six Months ended April 30, 2026 (Unaudited)	21

Statements of Changes in Net Assets for the Six Months Ended April 30, 2026 (Unaudited) and the Year Ended October 31, 2025	21

Financial Highlights (Per Share Data for a Share Outstanding) for the Six Months Ended April 30, 2026 (Unaudited) and the Years Ended October 31, 2025, 2024, 2023 and 2022	22

Financial Highlights (Ratios and Supplemental Data) for the Six Months Ended April 30, 2026 (Unaudited) and the Years Ended October 31, 2025, 2024, 2023 and 2022	22

Notes to Financial Statements April 30, 2026 (Unaudited)	23-24

2

Management’s Discussion of Fund Performance (Unaudited)

June 25, 2026

Dear Fellow Shareholders:

We are very proud to present the April 30, 2026, Semi-Annual Report of Bullfinch Fund, Inc. This report contains the audited financial statements for both the Unrestricted Series and the Greater Western New York Series.

The conflict with Iran dominated the news in the first quarter. Specifically, anxiety related to its impact on the price of oil caused the market to drop considerably. The market sawed back and forth as events changed from day to day. This reflects what is known as an “event-driven” market as opposed to an “earnings-driven,” “interest rate-driven,” or “psychology-driven” market. Events-driven markets tend to be extremely volatile.

To illustrate the impact of hostilities on oil prices, prior to the initial attacks, Brent Crude was trading at roughly $70 per barrel. By the end of March, it was selling at $119. This reflected concerns over the apparent closure of the Strait of Hormuz. Closer to home, the price of gas went up from just under $3/gallon to just over $4/gallon.

In the Unrestricted Series, the top-performing stocks included SanDisk Corp., Western Digital Corp., and Intel Corp. Among the laggards were Oracle Corp., Adobe Inc., and Microsoft Corp. More than half of the stocks in the portfolio exceeded double-digit gains.

During the fiscal year, in the Greater Western New York Series, Corning Inc., Avnet Inc., and Enviri Corporation. led the way. Oracle Corp., Gibraltar Industries Inc., and Xerox Holdings Corp. gave back the most during the fiscal year. Nearly two-thirds of the stocks in the portfolio exceeded double-digit gains for the period.

The first quarter offers a classic lesson in event-driven investing. Markets were reacting to events in the Middle East rather than fundamentals (corporate earnings and economic data). In a sense, they were predicting future economic data would fall significantly before the numbers confirmed it. If the Iran incursion is resolved relatively quietly, these fears may never be realized.

In the meantime, AI-driven demand seems insatiable. One thing to remember is that, beyond AI, there remains an unfulfilled need for chips. This comes from traditional sectors such as PCs, gaming systems, and even appliances. Even without AI, the capacity for chips will not be sated.

Still, we aren’t greedy. If the tree grows too high to the sky, expect to see some trimming.

We wish to thank our shareholders for expressing their confidence in us and wish you continued good fortune.

Best Regards,

Christopher Carosa, CTFA

President

Bullfinch Fund, Inc.

3

BULLFINCH FUND, INC.

PERFORMANCE SUMMARY (UNAUDITED)

The graph below represents the changes in value for an initial $10,000 investment in the Bullfinch Fund (the “Fund”) from 10/31/15 to 4/30/26. These changes are then compared to a $10,000 investment in the Value Line Geometric Index. The Value Line Geometric Index (VLG) is an unmanaged index of between 1,600 and 1,700 stocks. Value Line states “The VLG was intended to provide a rough approximation of how the median stock in the Value Line Universe performed. The VLG also has appeal to institutional investors as a proxy for the so-called ‘multi-cap’ market because it includes large-cap, mid cap, and small-cap stocks alike.” The Fund feels it is an appropriate benchmark because the Fund’s portfolios are multi-cap portfolios. Based on its close alignment with the Fund’s actual investment universe, strategy, and weighting methodology—along with its independence, availability, and industry recognition—the Value Line Geometric Index satisfies the regulatory definition of an appropriate broad-based securities market index under Form N-1A for both the Unrestricted Series and the Greater Western New York Series.

The Fund’s returns include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Bullfinch Fund, Inc.	Value Line	Bullfinch Fund, Inc.	Value Line
Unrestricted Series (Solid) vs.	Geometric Index (Dashed)	Greater WNY Series (Solid) vs.	Geometric Index (Dashed)

Year ending 10/15 10/16 10/17 10/18 10/19 10/20 10/21 10/22 10/23 10/24 10/25 4/26		Year ending 10/15 10/16 10/17 10/18 10/19 10/20 10/21 10/22 10/23 10/24 10/25 4/26

Annualized Returns Ending	Bullfinch Fund Inc. Unrestricted	Value Line	Annualized Returns Ending	Bullfinch Fund Inc. Greater WNY	Value Line Geometric
4/30/2025	Series	Geometric Index	4/31/2026	Series	Index

One – Year	+52.91%	+19.53%	One – Year	+42.07%	+19.53%
Five – Year	+12.31%	-0.07%	Five – Year	+8.47%	-0.07%
Ten – Year	+10.62%	+3.82%	Ten – Year	+7.53%	+3.82%

4

UNRESTRICTED SERIES

(A SERIES WITHIN THE BULLFINCH FUND, INC.)

FINANCIAL STATEMENTS AS OF

APRIL 30, 2026

(UNAUDITED)

5

UNRESTRICTED SERIES

(A SERIES WITHIN THE BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2026 (UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $5,321,506	$13,920,441

Cash & Cash Equivalents	3,943,308

Accrued Interest and Dividends	15,228

Prepaid Expenses	4,617

Total Assets	17,883,594

LIABILITIES

Accrued Expenses	20,727

Due to Investment Adviser	14,343

Total Liabilities	35,070

NET ASSETS

Net Assets at April 30, 2026	$17,848,524

COMPOSITION OF NET ASSETS

Net capital paid in on shares of capital stock	$16,533,811

Total Distributable Earnings	1,314,713

Net Assets (Equivalent to $33.42 per share based on 534,038.046 shares issued and outstanding)	$17,848,524

The accompanying notes are an integral part of these financial statements.

6

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES APRIL 30, 2026 (UNAUDITED)

	Historical Fair	Shares Cost	Value
Level 1 - Common Stocks – 77.93%
*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY
Computers - Hardware – 7.34%
SanDisk Corp.*	483	$16,577	$529,614
Western Digital Corp.	1,800	63,798	782,136
		80,375	1,311,750
Medical Products and Supplies - 6.32%
Bristol-Myers Squibb Co.	7,100	359,371	430,189
Edwards Lifesciences Corp.*	3,300	52,806	275,550
Johnson & Johnson	1,843	104,985	423,614
		517,162	1,129,353
Computers - Networking - 5.48%
Cisco Systems, Inc.	10,700	160,237	979,050

Computers - Software – 4.97%
Adobe Inc.*	1,100	28,661	270,710
Microsoft Corp.	1,000	22,076	407,780
Oracle Corp.	1,300	13,265	209,807
		64,002	888,297
Semiconductors - 4.27%
ACM Research, Inc.*	5,600	98,643	289,464
Intel Corp.*	5,000	85,565	472,400
		184,208	761,864

Machinery – 4.00%
Flowserve Corp.	9,700	352,263	714,308

Electronics Components - 3.95%
Avnet, Inc.	8,550	340,527	705,461

Electrical Equipment - 3.68%
Corning Inc.	4,000	44,069	656,960

Oil & Related – 3.55%
Core Laboratories Inc.	14,500	164,833	212,425
SLB N.V.	7,400	351,320	420,912
		516,153	633,337
Foods & Beverages – 2.84%
Fresh Del Monte Produce Inc.	12,100	341,779	506,869

Insurance – 2.83%
Arthur J. Gallagher & Co.	2,450	56,880	505,680

Aerospace – 2.72%
AAR Corporation*	4,400	83,191	485,628

Steel – 2.64%
Reliance Inc.	1,300	100,031	471,250

Retail - General – 2.58%
Amazon.com Inc.*	1,740	159,645	461,204

7

	Shares	Historical Cost	Fair Value

Level 1 - Common Stocks – 77.93%

Commercial Services - 2.46%
Paychex, Inc.	4,750	$130,496	$439,992

Leisure & Recreational – 2.46%
YETI Holdings, Inc.*	11,150	338,655	439,979

Tobacco Products – 2.24%
Universal Corp.	7,450	297,131	399,171

Retail – Specialty – 2.08%
CVS Health Corp.	3,050	170,752	254,035
Zumiez Inc.*	4,800	105,530	117,936
		276,282	371,971

Restaurants/Food Service – 2.01%
Sysco Corp.	4,800	348,962	358,608

Utilities – Natural Resources – 1.92%
Consolidated Water Co. Ltd.	10,700	125,809	342,935

Building & Related – 1.77%
Meritage Homes Corp.	4,700	99,016	316,498

Industrial Services – 1.57%
Expeditors Int’l Washington	1,900	61,567	280,991

Media - 1.52%
Adeia Inc.	8,550	108,242	272,317

Real Estate & Related – 1.29%
Crown Castle Inc.	2,600	322,575	230,828

Telecommunications – 1.00%
Verizon Communications Inc .	3,700	180,520	177,711

Consumer Nondurables - 0.44%
Kenvue Inc.	4,474	31,729	78,429

Total Investments in Common Stocks		5,321,506	13,920,441

Level 1 – Cash & Equivalents –22 .07%
Schwab US Treasury Money Ultra – 9.39%		1,677,385	1,677,385
Interest Rate 3.53%

Schwab Bank -12.68%		2,265,923	2,265,923
Bank Sweep Interest Rate .01%

Total Cash & Cash Equivalents		3,943,308	3,943,308

Total Invested Assets		$9,264,814	$17,863,749

The accompanying notes are an integral part of these financial statements.

8

UNRESTRICTED SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES APRIL 30, 2026 (UNAUDITED)

Table of Industries

Industry	Fair Value	Percent

Aerospace	$485,628	2.72%
Building & Related	316,498	1.77
Commercial Services	439,992	2.46
Computers – Hardware	1,311,750	7.34
Computers – Networking	979,050	5.48
Computers – Software	888,297	4.97
Consumer Nondurables	78,429	0.44
Electrical Equipment	656,960	3.68
Electronics Components	705,461	3.95
Foods & Beverages	506,869	2.84
Industrial Services	280,991	1.57
Insurance	505,680	2.83
Leisure & Recreational	439,979	2.46
Machinery	714,308	4.00
Media	272,317	1.52
Medical Products & Supplies	1,129,353	6.32
Oil & Related	633,337	3.55
Real Estate & Related	230,828	1.29
Restaurants/Food Service	358,608	2.01
Retail- General	461,204	2.58
Retail – Specialty	371,971	2.08
Semiconductors	761,864	4.27
Steel	471,250	2.64
Telecommunications	177,711	1.00
Tobacco Products	399,171	2.24
Utilities – Natural Resources	342,935	1.92
Total Equities	13,920,441	77.93

Cash & Cash Equivalents

Schwab US Treasury Money Ultra	1,677,385	9.39

Schwab Bank	2,265,923	12.68
(Bank Sweep Interest Rate .05%)

Total Invested Assets	$17,863,749	100.00%

The accompanying notes are an integral part of these financial statements.

9

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2026 (UNAUDITED)

INVESTMENT INCOME:
Dividend and Interest Income	$138,349
EXPENSES:
Investment Adviser Fees	79,800
Legal and Professional	16,214
Insurance	4,304
Dues & Subscriptions	2,074
Director Fees	1,000
State Income Taxes	175
Telephone	80
Licenses & Permits	20
Total expenses	103,667
Net investment income	34,682

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from securities transactions	1,280,031
Net change in unrealized appreciation of investments	2,119,890
Net gain on investments	3,399,921
CHANGE IN NET ASSETS FROM OPERATIONS	$3,434,603

10

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30,	October 31,
	2026*	2025
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment income	$34,682	$89,543
Net realized gain from securities transactions	1,280,031	1,494,828
Net change in unrealized appreciation of investments	2,119,890	708,611
Change in net assets from operations	3,434,603	2,292,982

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of capital gains	(1,494,835)	0
Distribution of ordinary income	(89,562)	(116,360)
Decrease in net assets from distributions to shareholders	(1,584,397)	(116,360)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	109,520	109,246
Reinvestment of distributions to shareholders	1,580,196	116,360
Shares Redeemed	(132,271)	(317,488)
Increase (decrease) in net assets from capital share transactions	1,557,445	(91,882)
TOTAL INCREASE IN NET ASSETS	3,407,651	2,084,740

NET ASSETS:
Beginning of period	14,440,873	12,356,133
End of period	$17,848,524	$14,440,873

*Unaudited

The accompanying notes are an integral part of these financial statements.

11

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,
	2026*	2025	2024	2023	2022

NET ASSET VALUE, beginning of period	$30.18	$25.66	$24.76	$23.47	$25.85

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income (loss)	0.06	0.19	0.24	0.24	(0.01)
Net gain (loss) on investments both realized and unrealized	6.49	4.57	3.27	2.33	(2.37)
Total income (loss) from investment operations	6.55	4.76	3.51	2.57	(2.38)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of net realized capital gains	(3.12)	0.00	(2.37)	(1.25)	0.00
Distribution of ordinary income	(0.19)	(0.24)	(0.24)	(0.03)	0.00
Total distributions to shareholders	(3.31)	(0.24)	(2.61)	(1.28)	0.00

NET ASSET VALUE, end of period	$33.42	$30.18	$25.66	$24.76	$23.47

NET ASSETS**, end of period	$17,848,524	$14,440,873	$12,356,133	$10,852,692	$11,341,882

*Unaudited

**Rounded

12

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS

(RATIOS AND SUPPLEMENTAL DATA)***

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,
	2026*	2025	2024	2023	2022

RATIO OF EXPENSES
TO AVERAGE NET ASSETS**	0.65%	1.41%	1.40%	1.40%	1.36%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS**	0.22%	0.69%	0.98%	0.94%	(0.02)%

PORTFOLIO TURNOVER RATE**	0.00%	4.64%	0.00%	15.30%	2.86%

TOTAL RETURN	23.78%	18.73%	14.49%	11.55%	(9.24)%

* Unaudited

** Per share amounts calculated using the average shares method

*** The ratios presented were calculated using operating data for the six month period from November 1, 2025 to April 30, 2026

The accompanying notes are an integral part of these financial highlights.

13

UNRESTRICTED SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS APRIL 30, 2026 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Unrestricted Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Unrestricted Series, the Fund also offers the Greater Western New York Series.

The investment objective of the Series is to seek conservative long-term growth in capital. The investment adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (‘ASC”) 946, Financial Services – Investment Companies.

Fair Value Measurements – FASB ASC 820-10, Fair Value Measurement, establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Cash Equivalents- Cash consists of amounts deposited in a bank sweep account that is federally insured and a money market fund that is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50, Fair Value Measurement. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

ASSETS AT FAIR VALUE AS OF: 4/30/26

LEVEL 1
COMMON STOCKS	$13,920,441
CASH & CASH EQUIVALENTS	3,943,308
TOTALS BY LEVEL	$17,863,749

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the U.S. Securities and Exchange Commission or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the investment adviser. In performing its fair value pricing, the investment adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the investment adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations – Most expenses of the fund are either separately billed to each series or allocated under the Board of Directors approved allocation of expenses.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders – The Series distributes to its shareholders any ordinary income and net realized capital gains at least once each year. The amount of such distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences may be primarily due to short-term capital gains and losses, capital losses related to sales of certain securities within 30 days of purchase, cost of investments sold, and net capital losses. Further, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Series for financial reporting purposes.

The tax basis of distributable earnings on an accumulated basis was $8,598,935 as of April 30, 2026. Distributions to shareholders of ordinary income from dividends are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Series during the six months ended April 30, 2026 and the year ended October 31, 2025 was as follows: The Series made a distribution of its ordinary income of $89,562 to its shareholders on December 26, 2025, in the form of stock dividends equal to 3,187.282 shares of stock. The Series made a distribution of its long term capital gains of $1,494,835 to its shareholders on December 26, 2025, in the form of stock dividends equal to 53,196.983 shares of stock. The Series made a distribution of its ordinary income of $116,360 to its shareholders on December 27, 2024, in the form of stock dividends equal to 4,482.283 shares of stock.

14

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date.  Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value.  Distributions received by the Series may include a return of capital that is estimated by management.  Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

NOTE C – INVESTMENTS

For the six months ended April 30, 2026, the Series purchased $0 of common stock. During the same period, the Series redeemed $1,387,173 of common stock.

At April 30, 2026, the tax basis components of unrealized appreciation were as follows: the gross unrealized appreciation for all securities totaled $8,693,491 and the gross unrealized depreciation for all securities totaled $94,556 or a net unrealized appreciation of $8,598,935. The aggregate cost of securities for federal income tax purposes at April 30, 2026 was $5,321,506.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s Board of Directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s Board of Directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund.

Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2026, the Fund paid investment adviser fees of $79,800.

As of April 30, 2026, the Fund had $14,343 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management, LLC.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - RISKS AND UNCERTAINTIES

In the normal course of business, the Series invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect the valuation of Series of the Fund.

NOTE H- CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount

Balance at October 31, 2024	481,501.771	$7,044,936

Shares sold during 2025	4,202.257	109,246
Shares redeemed during 2025	(11,772.379)	(317,488)
Reinvestment of Distributions, December 27, 2024	4,482.283	116,360
Balance at October 31, 2025	478,413.932	$6,953,054

Shares sold during period	3,581.710	109,520
Shares redeemed during period	(4,192.323)	(132,271)
Reinvestment of Distributions, December 26, 2025	56,234.727	1,580,196
Balance at April 30, 2026	534,038.046	$8,510,499

15

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL STATEMENTS AS OF

APRIL 30, 2026 (UNAUDITED)

16

GREATER WESTERN NEW YORK SERIES

(A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2026 UNAUDITED)

ASSETS

Investments in Securities, at Fair Value, Identified Cost of $1,415,733	$3,442,595

Cash and Cash Equivalents	442,011

Accrued Interest and Dividends	2,442

Prepaid Expenses	671

Total Assets	3,887,719

LIABILITIES

Accrued Expenses	4,095

Due to Investment Adviser	3,377

Total Liabilities	7,472

NET ASSETS

Net Assets at October 31, 2025	$3,880,247

COMPOSITION OF NET ASSETS

Net capital paid in on shares of capital stock	$3,863,224

Total Distributable Earnings	17,023

Net Assets (Equivalent to $31.58 per share based on 122,865.452 shares issued and outstanding)	$3,880,247

The accompanying notes are an integral part of these financial statements.

17

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES APRIL 30, 2026 (UNADUTIED)

		Historical	Fair
	Shares	Cost	Value
Level 1 Common Stocks – 88.54%
*ASTERISK DENOTES A NON INCOME PRODUCING SECURITY
Aerospace - 12.05%
L3Harris Technologies Inc.	500	$24,989	$160,275
Moog, Inc. Class A	637	15,976	191,935
Northrop Grumman Corp.	200	2,294	115,896
		43,259	468,106
Banking & Finance – 8.92%
Citigroup Inc.	1,600	73,288	204,768
Community Financial System Inc.	1,200	23,452	76,032
M&T Bank Corp.	300	29,839	65,589
		126,579	346,389
Electronics Components – 7.68%
Astronics Corp.*	2,100	14,964	149,940
Avnet, Inc.	1,800	71,690	148,518
		86,654	298,458

Environmental Services – 7.50%
Enviri Corp.*	14,800	72,649	291,412

Medical Products & Supplies – 7.49%
Bristol-Myers Squibb Co.	1,150	29,276	69,678
Integer Holdings Corp*	1,700	72,248	150,467
Johnson & Johnson	308	17,415	70,794
		118,939	290,939

Electrical Equipment - 7.11%
Corning, Inc.	950	14,795	156,028
Ultralife Corp.*	17,400	65,037	120,060
		79,832	276,088

Utilities - Natural Resources - 5.16%
FirstEnergy Corp.	2,000	70,142	95,040
National Fuel Gas Co	1,250	50,833	105,475
		120,975	200,515

Metal Fabrication & Hardware – 3.43%
Graham Corp.*	1,400	15,140	133,280

Foods & Beverages – 3.22%
Constellation Brands, Inc.	800	54,364	125,264

Automotive – 3.16%
Monro Inc.	7,000	117,517	122,920

Broadcasting – 3.10%
Sinclair Inc. Class A	7,750	104,586	120,513

Real Estate & Related - 2.97%
Extra Space Storage Inc.	805	20,859	115,381

18

		Historical	Fair
	Shares	Cost	Value
Level 1 Common Stocks – 88.54%

Machinery – 2.37%
Columbus McKinnon Corp.	5,950	$105,614	$91,927

Commercial Services – 2.32%
Paychex, Inc.	975	25,852	90,314

Restaurants/Food Service - 2.12%
Sysco Corp.	1,100	79,970	82,181

Steel – 2.01%
Gilbraltar Industries Inc.*	2,000	25,111	78,060

Office Equipment – 1.91%
Xerox Holdings Corp	33,050	110,131	74,362

Retail - Specialty – 1.29%
CVS Health Corp.	600	33,591	49,974

Instruments – 1.25%
Taylor Devices Inc.*	877	4,394	48,674

Computers - Software – 1.25%
Oracle Corp.	300	3,905	48,417

Airlines - 1.03%
Southwest Airlines Co.	1,050	19,813	39,816

Telecommunications - 0.87%
Verizon Communications Inc.	700	34,210	33,621

Consumer Nondurables - 0.33%
Kenvue Inc.	738	5,195	12,937

Total Investments in Securities		1,409,139	3,439,548

Level 1 - Warrants - .08%
Xerox Holding Corp	16,525	6,594	3,047

Level 1 – Cash & Equivalents – 11.38%
Schwab US Treasury Money Investor – 10.05%		390,406	390,406
Interest Rate 3.38%

Schwab Bank - 1.33%		51,605	51,605
Bank Sweep Interest Rate .01%

Total Cash & Equivalents		442,011	442,011

Total Invested Assets		$1,857,744	$3,884,606

The accompanying notes are an integral part of these financial statements.

19

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

SCHEDULE OF INVESTMENTS IN SECURITIES APRIL 30, 2026 (UNAUDITED)

Table of Industries

Industry	Fair Value	Percent

Aerospace	$468,106	12.05%
Airlines	39,816	1.03
Automotive	122,920	3.16
Banking & Finance	346,389	8.92
Broadcasting	120,513	3.10
Commercial Services	90,314	2.32
Computers – Software	48,417	1.25
Consumer Nondurables	12,937	0.33
Electrical Equipment	276,088	7.11
Electronics Components	298,458	7.68
Environmental Services	291,412	7.50
Foods & Beverages	125,264	3.22
Instruments	48,674	1.25
Machinery	91,927	2.37
Medical Products & Supplies	290,939	7.49
Metal Fabrication & Hardware	133,280	3.43
Office Equipment	74,362	1.91
Real Estate & Related	115,381	2.97
Restaurants/Food Service	82,181	2.12
Retail – Specialty	49,974	1.29
Steel	78,060	2.01
Telecommunications	33,621	0.87
Utilities – Natural Resources	200,515	5.16
Total Equities	3,439,548	88.54

Warrants	3,047	.08

Cash & Cash Equivalents

Schwab US Treasury Money Investor	390,406	10.05

Schwab Bank	51,605	1.33
(Bank Sweep Interest Rate .01%)

Total Invested Assets	$3,884,606	100.00%

 The accompanying notes are an integral part of these financial statements.

20

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2026 (UNAUDITED)

INVESTMENT INCOME:
Dividend and Interest Income	$41,439
EXPENSES:
Investment Adviser Fees	19,995
Legal and Professional	2,141
Dues and Subscriptions	1,274
Director Fees	1,000
Insurance	478
State Taxes	175
Telephone	80
Licenses & Permits	20
Federal Income Taxes	1
Total expenses	25,164
Net investment income	16,275
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain from securities transactions	748
Net change in unrealized appreciation of investments	506,635
Net gain on investments	507,383
CHANGE IN NET ASSETS FROM OPERATIONS	$523,658

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	April 30,	October 31,
	2026*	2025
CHANGE IN NET ASSETS FROM OPERATIONS:
Net investment gain	$16,275	$20,661
Net realized gain from securities transactions	748	476,593
Net change in unrealized appreciation (depreciation) of investments	506,635	(31,436)
Change in net assets from operations	523,658	465,818

DISTRIBUTIONS TO SHAREHOLDERS:
Distribution of net realized capital gains	(20,659)	-
Distribution of ordinary income	(476,588)	(16,523)
Decrease in net assets from distributions to shareholders	(497,247)	(16,523)

CAPITAL SHARE TRANSACTIONS:
Shares Sold	36,951	62,690
Reinvestment of distributions to shareholders	492,566	16,523
Shares Redeemed	(137,441)	(23,384)
Increase in net assets from capital share transactions	392,076	55,829
TOTAL INCREASE IN NET ASSETS	418,487	505,124

NET ASSETS:
Beginning of year	3,461,760	2,956,636
End of year	$3,880,247	$3,461,760

*Unaudited

The accompanying notes are an integral part of these financial statements.

21

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (PER SHARE DATA FOR A SHARE OUTSTANDING)

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,
	2026*	2025	2024	2023	2022

NET ASSET VALUE, beginning of year	$31.67	$27.58	$22.18	$23.78	$25.09

INCOME (LOSS) FROM INVESTMENT OPERATIONS
Net investment income	0.13	0.19	0.15	0.16	0.00
Net gain (loss) on investments both realized and unrealized	4.34	4.05	5.41	(1.34)	(0.67)
Total income (loss) from investment operations	4.47	4.24	5.56	(1.18)	(0.67)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distribution of net realized capital gains	(4.37)	0.00	0.00	(0.40)	(0.64)
Distribution of ordinary income	(0.19)	(0.15)	(0.16)	(0.02)	0.00
Total distributions to shareholders	(4.56)	(0.15)	(0.16)	(0.42)	(0.64)

NET ASSET VALUE, end of year	$31.58	$31.67	$27.58	$22.18	$23.78

NET ASSETS, end of year	$3,880,247	$3,461,760	$2,956,636	$2,347,504	$2,423,219

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

FINANCIAL HIGHLIGHTS (RATIOS AND SUPPLEMENTAL DATA)***

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30,	October 31,	October 31,	October 31,	October 31,
	2026*	2025	2024	2023	2022

RATIO OF EXPENSES TO AVERAGE NET ASSETS**	0.67%	1.40%	1.43%	1.44%	1.44%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS**	0.43%	0.66%	0.59%	0.71%	(0.01)%

PORTFOLIO TURNOVER RATE**	0.00%	16.10%	0.00%	0.94%	10.00%

TOTAL RETURN	15.24%	15.49%	25.16%	(4.97)%	(2.81)%

*Unaudited

**Per share amounts calculated using the average shares method

***The ratios presented were calculated using operating data for the six-month period from November 1, 2025 to April 30, 2026

The accompanying notes are an integral part of these financial highlights.

22

GREATER WESTERN NEW YORK SERIES (A SERIES WITHIN BULLFINCH FUND, INC.)

NOTES TO FINANCIAL STATEMENTS APRIL 30, 2026 (UNAUDITED)

NOTE A - SCOPE OF BUSINESS

The Greater Western New York Series (the “Series”) is a series within the Bullfinch Fund, Inc. (the “Fund”), which was organized as a Maryland corporation registered under the Investment Company Act of 1940 as an open-ended non-diversified management investment company. The Fund offers two series of common stock. In addition to the Greater Western New York Series, the Fund also offers the Unrestricted Series.

The investment objective of the Series is to seek capital appreciation through the investment in common stock of companies with an important economic presence in the Greater Western New York Region. The investment adviser seeks to achieve this objective by using an asset mix consisting primarily of exchange listed securities and over-the-counter common stocks as well as U.S. Government securities maturing within five years.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”). The Series follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) 946, Financial Services – Investment Companies.

Fair Value Measurements – FASB ASC 820-10, Fair Value Measurement, establishes a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

The following is a description of the valuation methodologies used for assets measured at fair value:

Cash & Cash Equivalents- Cash consists of amounts deposited in a bank sweep account that is federally insured and a money market fund that is not federally insured. The Series has not experienced any losses on such amounts and believes it is not exposed to any significant credit risk on cash.

Security Valuation - The Series records its investments at fair value and is in compliance with FASB ASC 820-10-50, Fair Value Measurement. Securities traded on national securities exchanges or the NASDAQ National Market System are valued daily at the closing prices of the securities on those exchanges and securities traded on over-the-counter markets are valued daily at the closing bid prices. Short-term and money market securities are valued at amortized cost, which approximates market value.

ASSETS AT FAIR VALUE AS OF: 4/30/26
LEVEL 1
COMMON STOCKS	$3,439,548
WARRANTS	3,047
CASH & CASH EQUIVALENTS	442,011
TOTALS BY LEVEL	$3,884,606

In cases where market prices are unreliable or not readily available, for example, when trading on securities are halted as permitted by the U.S Securities and Exchange Commission or when there is no trading volume on an Over-the-Counter security held by the Fund, the Fund relies on fair value pricing provided by the investment adviser. In performing its fair value pricing, the investment adviser acts under the ultimate supervision of, and follows, the policies of the Board of Directors. The Board of Directors retains the right to determine its own fair value price should it have reason to believe the price provided by the investment adviser does not reflect fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset value per share.

Series Allocations - Most expenses of the fund are either separately billed to each series or allocated under the Board of Directors approved allocation of expenses.

Income Taxes - It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

Management has reviewed all open tax years and major tax jurisdictions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed or expected to be taken on a tax return. The Series’ tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitation which is generally three years after the filing of the tax return.

Distributions to Shareholders - The Series distributes to its shareholders any ordinary income and net realized capital gains at least once each year. The amount of such distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences may be primarily due to short-term capital gains and losses, capital losses related to sales of certain securities within 30 days of purchase, cost of investments sold, and net capital losses. Further, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Series for financial reporting purposes.

The tax basis of distributable earnings on an accumulated basis was $2,026,862 as of April 30, 2026.Distributions to shareholders of ordinary income from dividends are recorded on the ex-dividend date. The tax character of distributions paid to shareholders of the Series during the six months ended April 30, 2026 and the year ended October 31, 2025 was as follows: The Series made a distribution of its ordinary income of $20,659 to its shareholders on December 26, 2025, in the form of stock dividends equal to 705.334 shares of stock. The Series made a distribution of its long term capital gains of $476,588 to its shareholders on December 26, 2025, in the form of stock dividends equal to 16,271.365 shares of stock. The Series made a distribution of its ordinary income of $16,523 to its shareholders on December 27, 2024 in the form of stock dividends equal to 613.561 shares of stock.

Other - The Series follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains and losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends received in the form of stock, if any, are recorded as dividend income at fair value. Distributions received by the Series may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results can differ from those estimates.

Subsequent Events - In accordance with GAAP, the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.

23

NOTE C – INVESTMENTS

For the six months ended April 30, 2026, the Series purchased $0 of common stock. During the same period, the Series redeemed $0 of common stock.

At April 30, 2026, the tax basis components of unrealized appreciation were as follows: the gross unrealized appreciation for all securities totaled $2,097,372 and the gross unrealized depreciation for all securities totaled $70,510, or a net unrealized appreciation of $2,026,862. The aggregate cost of securities for federal income tax purposes at April 30, 2026 was $1,415,733.

NOTE D – RELATED PARTY TRANSACTIONS

Carosa Stanton Asset Management, LLC serves as investment adviser to the Fund pursuant to an investment adviser agreement which was approved by the Fund’s board of directors. Carosa Stanton Asset Management, LLC is a Registered Investment Adviser under the Investment Advisers Act of 1940. The Investment adviser agreement provides that Carosa Stanton Asset Management, LLC, subject to the supervision and approval of the Fund’s board of directors, is responsible for the day-to-day management of the Fund’s portfolio, which includes selecting investments and handling its business affairs.

As compensation for its services to the Fund, the investment adviser receives monthly compensation at an annual rate of 1.25% on the first $1 million of daily average net assets and 1% on that portion of the daily average net assets in excess of $1 million. These fees are reduced by any sub-transfer agent fees incurred by the Fund. Carosa Stanton Asset Management, LLC has agreed as part of its contract to forego sufficient investment adviser fees to limit total expenses of the Fund to 2% of the first $10 million in average assets and 1.5% of the next $20 million in average assets.

During the six months ended April 30, 2026, the Fund paid investment adviser fees of $19,995. As of April 30, 2026, the Fund had $3,377 included in liabilities, as owed to Carosa Stanton Asset Management, LLC.

As of April 30, 2026, three of the Series’ shareholders of record owned 51% of the outstanding shares. The Series may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Series in the same manner as a high volume of redemption requests. Significant shareholder purchases and redemptions may adversely impact the Series portfolio management and may cause the Series to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Series’ transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Series to perform differently than intended.

Certain officers of the Fund are also officers of Carosa Stanton Asset Management.

NOTE E – REMUNERATION OF DIRECTORS

The Directors are paid a fee of $50 per quarter. They may be reimbursed for travel expenses.

NOTE F – COMMITMENTS AND CONTINGENCIES

The Series indemnifies the Fund’s officers and the Board of Directors for certain liabilities that might arise from their performance of their duties to the Series. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience, the Fund expects the risk of loss to be remote.

NOTE G - RISKS AND UNCERTAINTIES

In the normal course of business, the Series invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Market risks include global events which could impact the value of investment securities, such as a pandemic or international conflict. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and such changes could materially affect the valuation of Series of the Fund.

NOTE H - CAPITAL SHARE TRANSACTIONS

The Fund has authorized 10,000,000 shares of common stock at $0.01 par value per share. These shares are issued under either of the two series of the Fund. Each share has equal dividend, distribution and liquidation rights. Transactions in capital stock of the Series were as follows:

	Shares	Amount
Balance at October 31, 2024	107,199.009	$1,626,027

Shares sold during 2025	2,304.418	62,690
Shares redeemed during 2025	(820.155)	(23,384)
Reinvestment of Distributions, December 27, 2024	613.561	16,523
Balance at October 31, 2025	109,296.833	$1,681,856

Shares sold during period	1,187.655	36,951
Shares redeemed during period	(4,435.916)	(137,441)
Reinvestment of Distributions, December 26, 2025	16,816.880	492,566
Balance at April 30, 2026	122,865.452	$2,073,932

24

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Closed End fund Proxy Voting Policies/Procedures. Not applicable.

Item 13. Portfolio Managers of Closed-End Funds. Not applicable.

Item 14. Purchases of Equity Securities by Closed End Funds. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 16. Controls and Procedures.

(a) Disclosure Controls & Procedures. The registrant’s president and chief financial officer has concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) Internal Controls. There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(b) under the 1940 Act that occurred during the registrant’s first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) EX-99.CERT. Filed herewith.

(a)(2) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) EX-99.906CERT. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bullfinch Fund

By:	/s/ Christopher Carosa

Christopher Carosa

President (Principal Executive Officer and Principal Financial Officer)
Date:	June 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Christopher Carosa

Christopher Carosa

President (Principal Executive Officer and Principal Financial Officer)
Date:	June 26, 2026